================================================================================

                             BOYAR VALUE FUND, INC.
                             ----------------------

                               SEMI-ANNUAL REPORT
                                  June 30, 1999

                                   (Unaudited)

                                  FUND MANAGER
                                  ------------
                     LADENBURG THALMANN FUND MANAGEMENT INC.
                               590 Madison Avenue
                               New York, NY 10022


     INVESTMENT ADVISER                                    ADMINISTRATOR
     ------------------                                    -------------
BOYAR ASSET MANAGEMENT, INC.                     COUNTRYWIDE FUND SERVICES, INC.
     35 East 21st Street                                 312 Walnut Street
     New York, NY 10010                                    P.O. Box 5354
       1.212.995.8300                                Cincinnati, OH 45201-5354
                                                          1.800.266.5566

================================================================================

                                                                August 30, 1999

Dear Shareholder:

A LOOK BACK AT THE  QUARTER  AND THE FIRST SIX MONTHS OF THE YEAR WITH A WORD OF
     CAUTION
--------------------------------------------------------------------------------

- Just when you thought you had the stock market all figured out, the rules changed.

- For the past few years, all you had to do was invest in the common shares of big U.S. enterprises. The faster the businesses were growing, the better the performance. Many investors concluded that large capitalization growth investing was the only way to go. After all, during that time frame most other investment strategies turned in stone-cold performances.

- But everything is now topsy-turvy, as a dramatic shift in market sentiment has begun to unfold. Since April, fast growing megasize companies such as software leader Microsoft and Internet company America Online can no longer claim to be the dominant drivers of the stock market. Instead, cyclical companies including long-shunned chemical stocks and metals companies are shining, as are those in some long-suffering overseas markets.

- The returns captured by the leading indices during the first six months of the current year ranged from a high of 22.7% for the technology laden NASDAQ to 9.3% for the small-capitalization Russell 2000. During the second quarter, however, the Russell 2000 put on a spectacular show, besting all the indices and returning a stellar 15.6%. What makes the Russell 2000's performance during the second quarter even more remarkable, is that it reversed a -5.4% return garnered during the initial quarter of the year.

- Every so often I must remind our clients that even the best companies can get temporarily overvalued, and it may take some time for the fundamentals to play catch up. Furthermore, the 20% returns captured by the leading indices during the past four years are clearly unsustainable. It is our expectation that in the not too distant future these types of results will regress to the mean of the past 65 years, which approximates 11%. In fact, it is not inconceivable and quite probable that stock market returns, as measured by the leading indices, could even fall short of that number for a few years.

- Boyar Value Fund experienced favorable comparative results for the first six months of the current calendar year:

                 SIX MONTHS ENDED JUNE 30TH COMPARATIVE RESULTS
                 ----------------------------------------------
                            Russell 2000   Russell Midcap   Russell 2000
         Boyar Value Fund       Index          Value         Value Index
         ----------------       -----          -----         -----------
              +14.2%            +9.3%          +7.7%            +5.3%

HOW INVESTORS SHOULD VIEW STOCK MARKET CORRECTIONS
--------------------------------------------------

- The short quiz that follows was created by investor extraordinaire, Warren Buffett, and appeared in Berkshire Hathaway's 1997 Annual Report...

- A short quiz: If you plan to eat hamburgers throughout your life and are not a cattle producer, should you wish for higher or lower prices for beef? Likewise, if you are going to buy a car from time to time, but are not an auto manufacturer, should you prefer higher or lower car prices? These questions, of course, answer themselves.

- But now for the final exam: if you expect to be a net saver during the next five years, should you hope for a higher or lower stock market during that period? Many investors get this one wrong. Even though they are going to be net buyers of stocks for many years to come, they are elated when stock prices rise and depressed when they fall. In effect, they rejoice because prices have risen for the "hamburgers" they will soon be buying. This reaction makes no sense. Only those who will be net sellers of equities in the near future should be happy at seeing stocks rise. Prospective purchasers much prefer sinking prices.

- So smile when you read a headline that says "Investors Lose as Market Falls." Edit it in your mind to "Disinvestors Lose as Market Falls - but Investors Gain." Though financial writers often forget this truism, there is a buyer for every seller and what hurts one necessarily helps the other.

- Virtually all investors gained enormously from the low prices placed on many equities and businesses in the 1970's and 1980's. Markets that then were hostile to investment transients were friendly to those taking up permanent residence. In recent years the actions taken by virtually any long-term investor during those decades have been validated, but of late it has become increasingly more difficult to find new opportunities. We continue to search each and every day for new investments, but it may take quite some time to find the enormous number of opportunities that so excited us in the prior two decades.

BOYAR VALUE FUND'S INVESTMENT MISSION
-------------------------------------

- The Boyar Value Fund strives to be a risk-averse, tax-efficient, value-oriented domestic common stock portfolio consisting primarily of various equities of public companies which we feel the stock market has unduly discounted. Our goal is, through extensive fundamental research, to ferret out intrinsically undervalued U.S. corporations and purchase their shares at low prices relative to what we perceive as their inherent worth. We believe that this can lead to the potential for significant capital appreciation, as well as create a "margin of safety" for our investments.

- The intrinsic value of a corporation, as we define it, is the estimated current worth that would accrue to the stockholders of a company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business. In our opinion and experience, over an investment time horizon of three to five years, these undervalued corporations often will be re-evaluated upward by the stock market or the assets of the company will be acquired by a third party.

- At the same time, this long-term "buy and hold" strategy allows capital to compound without the return-eroding effects of commissions and capital gains taxes. Such an orientation may sound stodgy, but we firmly believe this approach is as important to investment success as picking the right stocks at the right price and the right time.

If you have any questions please do not hesitate to call (212) 995-8300.

                                                 Very truly yours,

                                                 /s/ Mark A. Boyar

                                                 Mark A. Boyar
                                                 Chief Investment Officer

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1999
                                   (Unaudited)

ASSETS
     Investment securities:
          At acquisition cost                                       $ 3,599,406
                                                                    ===========
          At market value (Note 1)                                  $ 3,887,043
     Dividends receivable                                                 4,360
     Receivable for capital shares sold                                  10,000
     Receivable from Adviser (Note 3)                                    16,022
     Organization expenses, net (Note 1)                                 68,159
     Other assets                                                        24,072
                                                                    -----------
          TOTAL ASSETS                                                4,009,656
                                                                    -----------

LIABILITIES
     Payable for securities purchased                                   104,859
     Payable for capital shares redeemed                                    150
     Payable to affiliates (Note 3)                                       4,200
     Other accrued expenses and liabilities                               2,812
                                                                    -----------
          TOTAL LIABILITIES                                             112,021
                                                                    -----------

NET ASSETS                                                          $ 3,897,635
                                                                    ===========

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 3,563,802
Accumulated net investment loss                                            (175)
Accumulated net realized gains from security transactions                46,371
Net unrealized appreciation on investments                              287,637
                                                                    -----------
NET ASSETS                                                          $ 3,897,635
                                                                    ===========

Shares of beneficial interest outstanding (1,000,000,000
     shares authorized, $0.001 par value)                               351,173
                                                                    ===========

Net asset value, offering price, and redemption                     $     11.10
     price per share (Note 1)                                       ===========


See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 1999
                                   (Unaudited)

INVESTMENT INCOME
     Dividends                                                      $    23,709
                                                                    -----------
EXPENSES
     Accounting services fees (Note 3)                                   12,000
     Amortization of organization expenses (Note 1)                       8,890
     Insurance expense                                                    7,350
     Transfer agent fees (Note 3)                                         7,200
     Investment advisory fees (Note 3)                                    6,824
     Management fees (Note 3)                                             6,824
     Directors' fees and expenses                                         6,000
     Administrative services fees (Note 3)                                6,000
     Custodian fees                                                       4,149
     Distribution expenses (Note 3)                                       3,412
     Shareholder report costs                                             2,386
     Postage and supplies                                                 2,298
     Registration fees                                                    2,256
     Professional fees                                                    2,250
     Other expenses                                                         349
                                                                    -----------
          TOTAL EXPENSES                                                 78,188
     Fees waived and expenses reimbursed (Note 3)                       (54,304)
                                                                    -----------
          NET EXPENSES                                                   23,884
                                                                    -----------

NET INVESTMENT LOSS                                                        (175)
                                                                    -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions                       46,371
     Net change in unrealized appreciation/depreciation
          on investments                                                300,877
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        347,248
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $   347,073
                                                                    ===========

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                 Six Months           Period
                                                    Ended              Ended
                                                June 30, 1999       December 31,
                                                 (Unaudited)          1998 (a)
                                                 -----------        -----------
FROM OPERATIONS
     Net investment income (loss)                $      (175)       $     4,938
     Net realized gains from security                 46,371                  -
          transactions
     Net change in unrealized appreciation/
          depreciation on investments                300,877            (13,240)
                                                 -----------        -----------

Net increase (decrease) in net assets                347,073             (8,302)
                                                 -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                            -             (4,938)
                                                 -----------        -----------
FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                     2,176,705          1,324,959
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders                                  -              4,409
     Payments for shares redeemed                    (41,970)              (301)
                                                 -----------        -----------
Net increase in net assets from capital
     share transactions                            2,134,735          1,329,067
                                                 -----------        -----------

TOTAL INCREASE IN NET ASSETS                       2,481,808          1,315,827

NET ASSETS
     Beginning of period (Note 1)                  1,415,827            100,000
                                                 -----------        -----------

     End of period                               $ 3,897,635        $ 1,415,827
                                                 ===========        ===========

CAPITAL SHARE ACTIVITY
     Sold                                            209,605            135,214
     Reinvested                                            -                453
     Redeemed                                         (4,066)               (33)
                                                 -----------        -----------
     Net increase in shares outstanding              205,539            135,634
     Shares outstanding, beginning of
          period (Note 1)                            145,634             10,000
                                                 -----------        -----------
     Shares outstanding, end of period               351,173            145,634
                                                 -----------        -----------

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

           Selected Per Share Data and Ratios for a Share Outstanding
                             Throughout Each Period

                                                   Six Months            Period
                                                      Ended               Ended
                                                  June 30, 1999        December 31,
                                                   (Unaudited)           1998 (a)
                                                   -----------         -----------
Net asset value at beginning of period             $      9.72         $     10.00
                                                   -----------         -----------
Income (loss) from investment operations:
     Net investment income (loss)                           --                0.03
     Net realized and unrealized gains                    1.38               (0.28)
          (losses) on investments
                                                   -----------         -----------
Total from investment operations                          1.38               (0.25)
                                                   -----------         -----------
Less distributions:
     From net investment income                             --               (0.03)
                                                   -----------         -----------

Net asset value at end of period                   $     11.10         $      9.72
                                                   ===========         ===========

Total return                                            14.20%              (2.46%)
                                                   ===========         ===========

Net assets at end of period                        $ 3,897,635         $ 1,415,827
                                                   ===========         ===========

Ratio of net expenses to average net assets (b)          1.75%(c)            1.75%(c)

Ratio of net investment income (loss) to                (0.01%)(c)           0.66%(c)
     average net assets

Portfolio turnover rate                                    13%(c)               0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.
(b) Absent fees waived and expenses reimbursed, the ratio of expenses to average net assets would have been 5.73% (c) and 13.19% (c) for the periods ended June 30, 1999 and December 31, 1998, respectively (Note 3).
(c)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 1999
                                   (Unaudited)

                                                                        Market
    Shares                                                              Value
    ------                                                              -----
           COMMON STOCKS - 65.9%
           CONSUMER, CYCLICAL - 38.0%
    1,800     CBS Corp.                                             $    78,187
    3,060     Chris-Craft Industries, Inc. (a)                          144,202
    1,900     Dow Jones & Company, Inc.                                 100,819
   15,000     Hanover Direct, Inc.                                       42,187
    3,600     Hilton Hotels Corp.                                        51,075
      200     IMS Health, Inc.                                            6,250
    7,900     Loehmann's, Inc. (a)                                          869
    1,500     Meredith Corp.                                             51,937
    2,100     Midas, Inc.                                                59,588
    6,000     Mirage Resorts, Inc. (a)                                  100,500
    4,000     Neiman Marcus Group, Inc. (The)                           102,750
       33     Nielsen Media Research, Inc.                                  965
    9,500     Olsten Corp.                                               59,969
    1,300     Park Place Entertainment Corp. (a)                         12,594
   15,000     Pier 1 Imports, Inc.                                      168,750
    2,400     Playboy Enterprises, Inc. - Class B (a)                    63,750
    1,100     Reader's Digest Association, Inc. (The) - Class A          43,725
   17,100     Spiegel, Inc. (a)                                         151,763
    2,000     Time Warner, Inc.                                         147,000
    4,600     Toys "R" Us, Inc. (a)                                      95,162
                                                                    -----------
                                                                      1,482,042
                                                                    -----------

           CONSUMER, NON-CYCLICAL - 9.6%
    4,800     Cross (A.T.) Co. - Class A                                 26,700
    2,500     Seagram Company Ltd. (The)                                125,938
    4,500     Service Corporation International                          86,625
    2,000     Tupperware Corp.                                           51,000
    4,600     Whitman Corp.                                              82,800
                                                                    -----------
                                                                        373,063
                                                                    -----------

           FINANCIAL SERVICES - 13.1%
      500     Chase Manhattan Corp. (The)                                43,313
    3,450     Citigroup, Inc.                                           163,875
    5,800     CoVest Bancshares, Inc.                                    86,275
    3,500     Lehman Brothers Holdings, Inc.                            217,875
                                                                    -----------
                                                                        511,338
                                                                    -----------

           INDUSTRIAL - 2.9%
    4,000     Diebold, Inc.                                             115,000
                                                                    -----------

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 1999
                                   (Unaudited)

                                                                        Market
    Shares                                                              Value
    ------                                                              -----

           COMMON STOCKS - 65.9% (Continued)
           TECHNOLOGY - 2.3%
    2,000     Boeing Co. (The)                                      $    88,375
                                                                    -----------

           TOTAL COMMON STOCKS (COST $2,282,181)                    $ 2,569,818
                                                                    -----------

           MONEY MARKET FUND - 33.8%
1,317,225     Firstar Stellar Treasury Fund (Cost $1,317,225)       $ 1,317,225
                                                                    -----------

           TOTAL INVESTMENT SECURITIES - 99.7% (COST $3,599,406)    $ 3,887,043

           OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                  10,592
                                                                    -----------

           NET ASSETS - 100.0%                                      $ 3,897,635
                                                                    ===========

(a) Non-income producing security.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1999

                                   (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as a no-load, open-end, diversified management investment company under the Investment Company Act of 1940 (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks to provide long-term capital appreciation through investment in equity securities which are believed by the Adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1999

                                   (Unaudited)

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of June 30, 1999, based upon a federal income tax cost of portfolio investments of $3,599,406, the Fund had net unrealized appreciation of $287,637, consisting of $418,403 of gross unrealized appreciation and $130,766 of gross unrealized depreciation.

2.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,331,570 and $119,252, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board of Directors, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management Inc. (the Manager) is responsible for managing the daily business operations of the Fund. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co. Inc. (LTCI) acts as distributor of the Fund's shares. The Fund has employed Countrywide Fund Services, Inc. (CFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser, LTCI or CFS.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1999

                                   (Unaudited)

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

The Manager currently intends to waive its management fees and reimburse other operating expenses of the Fund, and the Adviser currently intends to waive its investment advisory fees, to the extent necessary to limit the total operating expenses of the Fund to 1.75% of average daily net assets. In accordance with the above limitation, the Manager voluntarily waived its management fees of $6,824 and reimbursed the Fund for $40,656 of other operating expenses, and the Adviser voluntarily waived its investment advisory fees of $6,824 for the six months ended June 30, 1999.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement between the Fund and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For these services, CFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such assets from $50 million to $100 million; and 0.10% of such assets in excess of $100 million, subject to a monthly minimum fee of $1,000.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Fund and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $18 per shareholder account, subject to a monthly minimum fee of $1,200. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1999

                                   (Unaudited)

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement between the Fund and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,000 from the Fund. In addition, the Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to LTCI, as distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or CFS. For the six months ended June 30, 1999, the Fund incurred $3,412 of distribution expenses under the Plan.